UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2019

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

(Exact name of registrant as specified in its charter)

Israel	001-16174	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5 Basel Street

P.O. Box 3190

Petach Tikva 4951033, Israel

(Address of Principal Executive Offices, including Zip Code)

+972-3-914-8171

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one Ordinary Share	TEVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 5.07	Submission of Matters to a Vote of Security Holders

(a)	Teva Pharmaceutical Industries Limited (“Teva”) held its Annual Meeting of Shareholders on June 11, 2019 (the “Annual Meeting”).

(b)	The following is a summary of the matters voted on at that meeting.

(1)	The shareholders elected the following directors to serve on Teva’s Board of Directors (the “Board”), until Teva’s 2022 annual meeting of shareholders, as follows:

Directors	For	Against	Abstain	Brokers non-vote
Amir Elstein	633,473,295	21,948,152	1,354,997	137,078,223
Roberto A. Mignone	642,834,352	12,974,599	967,493	137,078,223
Dr. Perry D. Nisen	642,929,707	12,907,677	939,060	137,078,223

(2)	The shareholders approved, on a non-binding advisory basis, the compensation for Teva’s named executive officers listed in the proxy statement for the Annual Meeting, as follows:

For	Against	Abstain	Brokers non-vote
581,375,822	72,465,583	1,575,643	137,078,223

(3)	The shareholders approved an amended Compensation Policy with respect to the terms of office and employment of Teva’s Executive Officers and Directors, as follows:

	For	Against	Abstain	Brokers non-vote
Indicating “YES” for personal interest	11,178,218	10,385,135	720,505	—
Indicating “NO” for personal interest	561,922,187	55,989,678	592,579	—
Total	573,100,405	66,374,813	1,313,084	137,078,223

(4)	Director Compensation:

a.	The shareholders approved the compensation to be provided to Teva’s non-employee directors, as follows:

For	Against	Abstain	Brokers non-vote
518,694,561	136,907,171	1,173,482	137,078,223

b.	The shareholders approved the compensation to be provided to Teva’s non-executive Chairman of the Board, as follows:

For	Against	Abstain	Brokers non-vote
533,967,862	121,659,408	1,149,174	137,078,223

(5)

The shareholders approved the appointment of Kesselman & Kesselman, a member of PricewaterhouseCoopers International Ltd., as Teva’s independent registered public accounting firm until Teva’s 2020 annual meeting of shareholders, as follows:

For	Against	Abstain	Brokers non-vote
773,992,867	15,821,278	1,846,305	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

Date: June 11, 2019	By:	/s/ Michael McClellan
		Name:	Michael McClellan
		Title:	Executive Vice President, Chief
Financial Officer